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                             SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT, dated August 30, 1988, among WILLIAMS HOSPITALITY MANAGEMENT CORP., a corporation organized and existing under the laws of Delaware ("Williams"); POSADAS DE PUERTO RICO ASSOCIATES, INCORPORATED, a corporation organized and existing under the laws of Delaware and authorized to do business in the Commonwealth of Puerto Rico (the "Borrower"), in favor of SCOTIABANK DE PUERTO RICO (the "Bank").

                             PRELIMINARY STATEMENTS

         (1) The Bank has entered into an Operating Credit and Term Loan Agreement dated of even date herewith with the Borrower (said agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) pursuant to which the Bank has agreed to lend the Borrower the sum of U.S. $35,000,000 (the "Term Loan").

         (2) The Borrower is now obligated to Williams pursuant to an Operating and Management Agreement (the "Management Agreement", a copy of which is attached hereto marked Schedule I hereof), dated September 23, 1983 to pay to Williams various management fees and other sums including an Incentive Management Fee (as said term is defined in the Management Agreement).

         (3) Pursuant to the terms of the Credit Agreement, it is a condition precedent to the making of the loan by the Bank to the Borrower that Williams subordinate its future right to receive payment of the "Incentive Management Fees" (as said term is defined in the Management Agreement) under the Management Agreement to the Borrower's payment to the Bank when due of the principal and interest payments to be made on the Loan as set forth in the Credit Agreement and the "Term Loan Note" as said term is defined in the Credit Agreement and to Borrower's compliance with the provisions of the Credit Agreement as they pertain to the establishment of the "Replacement Reserve" as said term is defined in the Credit Agreement.

         (4) Further, it is a condition to the Credit Agreement that Williams grant to the








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Bank the right, at the Bank's election, to terminate the Management Agreement in the event of the Bank's foreclosure of its security and/or in the event the Bank shall be entitled to request the appointment of a receiver pursuant to the terms of the Credit Agreement.

         The payment obligations of the Borrower as set forth in paragraph (3) above are hereinafter collectively referred to as the "Secured Obligations".

         NOW, THEREFORE, the Borrower, in consideration of the premises and in order to induce the Bank to make Advances under the Credit Agreement, and Williams, for good and valuable consideration (the receipt of which is hereby acknowledged), each hereby agree as follows:

         SECTION 1. Agreement to Subordinate. Williams and the Borrower each agree that the future payment of the Incentive Management Fees under the Management Agreement and the continuance of the Management Agreement are and shall be subject to (to the extent and in the manner hereinafter set forth) the timely payment and performance by the Borrower or Williams of the Secured Obligations and to the absence of the institution by Bank of foreclosure and/or receivership procedures under the Credit Agreement.

         For the purposes of this Agreement, the obligations requiring payment of the Secured Obligations shall not be deemed to have been complied with with respect to any interest and/or principal payment unless the Bank shall have received such payments as required under the Credit Agreement and thereafter shall not be required to return such payments pursuant to any bankruptcy or similar proceeding involving the Borrower.

         SECTION 2. No Discharge on the Subordinated Obligation. Williams agrees not to ask, demand, sue for, take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner (including without limitation from or by way of collateral) payment of any of the Incentive Management Fees payable to it under the Management Agreement, while any of the Secured Obligations shall remain unpaid or unsatisfied;
provided, however that Williams may receive and the Borrower may pay such Incentive Management Fees, on the stated dates of payment thereof if, at the time of making any such payment no default as to the Secured Obligations exists which default has not been cured by Borrower or Williams within the cure period provided in the Credit Agreement.


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         SECTION 3. In  Furtherance  of  Subordination.  Williams  agrees,  upon receiving written notice from the Bank of Borrower's failure to pay or perform the Secured Obligations (a "Notice of Default") that:

            (a) Any payments or distributions of Incentive Management Fee's which are received by Williams after the date of a Notice of Default and which are not attributable to periods prior to the date of the Notice of Default contrary to the provisions of this Agreement shall be received in trust by Williams and held for the benefit of the Bank, shall be segregated from other funds and property held by Williams and shall be immediately on demand paid over to the Bank and applied by the Bank to the payment of the Secured Obligations.

            (b) The Bank is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when Williams shall have failed to comply with any of the provisions of this
         Agreement   applicable  to  it.

         SECTION 4. No Commencement of Any Proceeding. Williams agrees that, so long as any of the Secured Obligations shall remain unpaid or unperformed, it will not commence, or join with any creditor other than the Bank in a proceeding to collect the Incentive Management Fees subordinated hereunder, but nothing herein shall constitute a waiver by Williams of its claim against Borrower with respect to such fees.

         SECTION 5. Rights of Subrogation. Williams agrees that no payment or distribution to the Bank pursuant to the provisions of this Agreement shall entitle Williams to exercise any rights of subrogation in respect thereof until the Secured Obligations shall have been paid in full.

         SECTION 6. Subordination Instrument; Further Assurances. Williams and the Borrower each will, at its expense and at any time and from time to time, promptly execute and deliver all further deeds, instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Bank may reasonably request, in order to protect the right or interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder.


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         SECTION  7. No Change in or  Disposition  of  Subordinated  Obligation.
Williams agrees that so long as the Loan is unpaid:

            (a) Any sale, assignment, pledge, encumbrance or other disposition of its right to receive the Incentive Management Fees shall be subject to the terms of this Agreement; and

            (b) The Management Agreement shall not be changed in such a manner as to have an adverse effect upon the rights or interests of the Bank hereunder.

         SECTION 8. Obligations Hereunder Not Affected. All rights and interests of the Bank hereunder, and all agreements and obligations of Williams and the Borrower under this Agreement, shall remain in full force and effect irrespective of:

               (i) any lack of validity or enforceability of the Credit Agreement, the Term Loan Note or any other agreement or instrument relating thereto;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendments or waiver of or any consent to departure from the Notes or the Credit Agreement;

               (iii) any exchange,  release or non  perfection of any collateral given under the Credit Agreement; or

               (iv) any other circumstances  which might otherwise  constitute a defense available to, or a discharge of, the Borrower in respect of the Secured Obligations.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 9. Representations and Warranties.

            (a) Williams hereby represents and warrants as follows:

               (i) It is a corporation duly incorporated, validly existing and in


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            good standing  under the laws of the  jurisdiction  indicated at the beginning of this Subordination Agreement.

               (ii) The execution, delivery and performance by it of this Subordination Agreement are within Williams' corporate powers and have been duly authorized by all necessary action and do not contravene (1) its charter or by-laws or (2) any law or contractual restriction binding on or affecting Williams.

               (iii) No  authorization  or approval  or other  action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Williams of this Subordination Agreement.

               (iv) This Subordination Agreement is the legal, valid and binding obligation of Williams enforceable against Williams in accordance with its terms.

            (b) The Borrower hereby repeats, restates and reiterates herein all of the representations and warranties of Borrower set forth in the Credit Agreement all of which are hereby incorporated by reference herein as if set forth at length herein.

         SECTION 10. Amendments, Etc.. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Williams or the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 11. Expenses. The Borrower agrees to pay, upon demand, to the Bank and Williams the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Bank may incur in connection with the exercise or enforcement of any of the rights or interests of the Bank hereunder. No such fees or expenses shall be payable if judgment in any proceeding instituted for the exercise or enforcement of such rights or interests is rendered against the Bank.

         SECTION 12. Addresses for Notices. All demands, notices and other communications provided for hereunder shall be in writing, and, if to Williams, mailed or


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telegraphed or delivered to it, addressed to it at:

                           WMS INDUSTRIES INC.
                           767 Fifth Avenue, 23rd Floor
                           New York, New York  10153

                           Attention:  Barbara M. Norman, Esq.
                           FAX Number: (212) 319-9789

if to the Borrower or the Bank, mailed or delivered to it, addressed to it at the address of the Borrower or the Bank specified in the Credit Agreement, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such demands, notices and other communications shall, when mailed or telegraphed, be effective when received.

         SECTION 13. No Waiver, Remedies. No failure on the part of the Bank to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 14. Continuing Agreement. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the Secured Obligations shall have been paid in full, (ii) be binding upon Williams, the Borrower and their respective successors and assigns, and (iii) inure to the benefit of and be enforceable by the Bank, its successors, transferees and assigns.

         SECTION 15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Puerto Rico.

         SECTION 16. Reinstatement of Management Agreement. Borrower and Williams agree, that if after the Bank shall have terminated the Management Agreement, the Bank's foreclosure proceedings are terminated or withdrawn by reason of settlement, compromise or otherwise, then and in such event the Management Agreement shall be reinstated for all purposes as of the date of the Bank's termination thereof.

         IN WITNESS WHEREOF, Williams and the Borrower each has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date first


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above written.

                                              WILLIAMS HOSPITALITY
                                                MANAGEMENT CORP.


                                              By:
                                                 -------------------------------




                                              POSADAS DE PUERTO RICO
                                                ASSOCIATES, INCORPORATED


                                              By:
                                                 -------------------------------
ACKNOWLEDGED

SCOTIABANK DE PUERTO RICO

By:
   -----------------------------

Affidavit No. 11,733

         Acknowledged and subscribed to before me Norman Jules Menell, of legal age, married, executive and resident of New York, New York, as President of Posadas de Puerto Rico Associates, Incorporated, and Hugh A. Andrews, of legal age, married, executive and resident of San Juan, Puerto Rico, as of Williams Hospitality Management Corporation, to me personally known. In San Juan, Puerto Rico, this 30th day of August, 1988.

                                     Notary


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